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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2002

                             FORCE 10 TRADING, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-33029
                                     -------
                            (Commission File Number)

                                   87-0382438
                                   ----------
                        (IRS Employer Identification No.)


                         12227 South Business Park Place
                           Suite 200, Draper, UT 84020
                           ---------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (801) 619-3500
                                 --------------
               Registrant's Telephone Number, Including Area Code

                          11781 South Lone Peak Parkway
                           Suite 23, Draper, UT 84020
                           --------------------------
                                (Former Address)


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Item 4.       Changes in Registrant's Certifying Accountant
              ---------------------------------------------

            On May 16, 2002, pursuant to the approval of the Board of Directors of Force 10 Trading, Inc., formerly known as Petrex Corporation ("Force 10"), Force 10 replaced the accounting firm of McKennon, Wilson & Morgan LLP as its independent auditors. McKennon, Wilson & Morgan LLP has not audited the financial statements of the registrant since being named as certifying accountants on February 8, 2002. On January 15, 2002, McKennon, Wilson & Morgan LLP issued a report on the acquisition subsidiary, Force 10 Trading, Inc., as of October 31, 2001, and the related statements of operations, changes in stockholders' deficit, and cash flows for the period from inception (July 15, 2001) through October 31, 2001, which was included in the registrant's Form 8-K filed on January 17, 2002.

            In their report on Force 10's financial statements for the period from July 15, 2001 (inception) to October 31, 2001, McKennon, Wilson & Morgan LLP stated that there was substantial doubt about Force 10's ability to continue as a going concern because the company incurred a net loss of $140,360 during the period ended October 31, 2001 and had no source of revenues. The financial statements did not include any adjustments from this uncertainty. Their report did not contain any other adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.

         There were no disagreements with McKennon, Wilson & Morgan LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the period from October 31, 2001 to the date of their replacement.

         On May 16, 2002, Force 10 engaged the accounting firm of Smith & Company located in Salt Lake City, Utah to perform its annual audit for the year ended March 31, 2002. The decision to change auditors on May 16, 2002 was a result of the decision of management to have an auditing firm with an office within the same region as the registrant's corporate headquarters in the greater Salt Lake City area. Since inception in July 2001 and during the registrant's most recent fiscal year and the subsequent interim period prior to engaging Smith & Company, neither Force 10, nor someone on its behalf, consulted with Smith & Company regarding any accounting or auditing concerns.



                                   SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 13, 2002                               Force 10 Trading, Inc.

                                                     By:  /s/ Jon H. Marple
                                                          ----------------------
                                                     Name:    Jon H. Marple
                                                     Title:   President